Exhibit 99.2

DTE Energy Business Update Meeting Anthony F. Earley, Jr. December 17, 2004 New York, NY

Safe Harbor Statement The information contained in this document is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impacts of FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-regulated businesses; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counter parties, and the continued ability of such parties to perform their obligations to the company. This presentation should be read in conjunction with the forward-looking statements in each of DTE Energy's, MichCon's and Detroit Edison's 2003 Form 10-K, and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Meeting Agenda Welcome and Opening Remarks Tony Earley, Chairman and CEO Cash Redeployment Plan Gerry Anderson, President Financial Update Dave Meador, Executive Vice President and CFO Question & Answer

Outline Progress on 2004 Priorities Successful Long-Term Strategy

We Made Significant Progress on Our Priorities for 2004 Maintain cash and balance sheet strength Continue growth momentum Continue sell-down of synfuel portfolio Successful regulatory agenda Successful outcome in rate cases for Detroit Edison and MichCon Achieve structural fixes to the Customer Choice program 1 2 3 4

Significant Electric Base Rate Increase $374M base rate increase ($248M net of PSCR reduction) Authorized 11% ROE based on: 46% common equity ratio $2.9B equity level Expecting 9-10% ROE in 2005 due to residential customer rate caps

Power Supply Cost Recovery (PSCR) mechanism modified to include additional cost recovery protections Transmission and Midwest Independent System Operator (MISO) service and NOx emission allowance costs included as recoverable PSCR costs Established pension expense tracker and the opportunity to establish a similar tracking mechanism for retiree health care costs Full recovery of $550 million of past environmental expenditures Surcharges established to recover almost $400 million of accrued regulatory assets Greater Certainty of Cost Recovery at Detroit Edison

Progress on Customer Choice, but More Work to Do Interim order removed Customer Choice credits (rebates) for distribution service and implemented a choice transition charge Final order: Included stranded cost recovery in base rates at about current Customer Choice levels Adjusted transition charges to recover $44 million in historical stranded costs Increased distribution charge for secondary customers Established new return to utility service provisions Created a pathway to address structural issues, but still needs to be implemented

We Made Significant Progress on Our Priorities for 2004 Maintain cash and balance sheet strength Continue growth momentum Continue sell-down of synfuel portfolio Successful regulatory agenda Successful outcome in rate cases for Detroit Edison and MichCon Achieve structural fixes to the Customer Choice program 1 2 3 4

Synfuel Sell Down Is Nearing Completion We are selling interests in our facilities to optimize our cash generation Successfully sold approximately 80% of capacity We expect to close one additional transaction in the fourth quarter representing about 9% of capacity The quality of our facilities has appealed to a broad spectrum of investors % of Synfuel Capacity Sold at Year End Total 2002 2003 2004 Sale in Progress To Be Sold Retained Regulated Electric 100 77 47 20 11 1 0 23 30 27 9 10 1 Total 2002 2003 2004 To Be Sold Retained 100% 23% 30% 27% 9% 1% Sale in Progress 10%

Managing the Synfuel Business Remains Important DTE is the operating partner at all facilities Focus on efficient operations Goal is to maximize our return by generating usable tax credits for our partners Annual average NYMEX price of oil must be above roughly $56/bbl in 2005 to begin to affect tax credit value We have hedged about 2/3 of our expected 2005 synfuel cash flows

We Made Significant Progress on Our Priorities for 2004 Maintain cash and balance sheet strength Continue growth momentum Continue sell-down of synfuel portfolio Successful regulatory agenda Successful outcome in rate cases for Detroit Edison and MichCon Achieve structural fixes to the Customer Choice program 1 2 3 4

Our Consistent Approach Has Sustained 2004 Growth Momentum DaimlerChrysler on-site energy acquisition Mobile Energy Services Co. on-site energy acquisition Coke battery restructuring - new long term contract Energy services contracts at La Paloma and Lake Road power plants Barnett shale property acquisitions 2004 Growth Highlights Non-Utility Net Income ($ millions) 1998 1999 2000 2001 2002 2003 2004E 2005 Non-Regulated 42 68 84 162 207 228 230 280 20 60 $68 $84 $162 $207 $228 $42 $230-$250

2004 Growth Highlights: DaimlerChrysler and MESC Projects Companies receive very competitive utility services with no burden of operating responsibilities Structured financing and long-term contracts limit risk Well-positioned to replicate this transaction for other large energy consumers DaimlerChrysler: Acquisition of utility service assets at eight sites under a 20-year firm contract The DaimlerChrysler and Mobile Energy Services Company transactions are excellent examples of our approach to the on-site segment MESC: Acquisition of on-site energy assets providing steam and electricity under a 15-year firm contract

Currently, we have ownership interest in three coke batteries (15% of the domestic market) and two pulverized coal injection (PCI) projects Successfully restructured long-term contracts at historically high coke prices Our projects in the steel industry have significant upside DTE Burns Harbor Burns Harbor, Indiana 2004 Growth Highlights: Coke Battery Restructuring

We Made Significant Progress on Our Priorities for 2004 Maintain cash and balance sheet strength Continue growth momentum Continue sell-down of synfuel portfolio Successful regulatory agenda Successful outcome in rate cases for Detroit Edison and MichCon Achieve structural fixes to the Customer Choice program 1 2 3 4

2002 2003 2004E 1028 1039 1170 2004 Cash and Balance Sheet Accomplishments ($ millions) Strong Cash from Operations * Includes ~$230 million of synfuel production payment accounted for as investing activity * Achieved cash generation goal Maintained leverage at 48%** Renewed $975 million short- term credit facility for five years; next renewal in 2006 $170 million equity contribution to pension fund in 1Q04; no further contribution expected until at least 2007 ** Excludes securitization debt, MichCon short-term debt and quasi-equity instruments 1,170 1,028 1,039

Outline Progress on 2004 Priorities Successful Long-Term Strategy

DTE Energy's Strategy Has Not Changed Maintain a strong utility base Pursue a unique growth strategy focused on value creation in targeted markets Maintain a strong balance sheet Pay an attractive dividend

1997 1998 1999 2000 2001 2002 2003 2004E 2005E Non-Regulated 2.88 3.05 3.33 3.27 3.48 3.55 2.97 2.4 3.3 0.1 0.3 Earnings Per Share ($) Our Strategy Will Produce Long-Term Shareholder Value 1997-2002: Achieved targeted growth in a turbulent industry environment 2003-2004: Focus on rebuilding utilities while sustaining non- utility growth 2005+: Return utilities to health and meet cash redeployment objectives 1998 1999 1997 2000 2001 2002 2003 2004E 2005E 2.88 3.55 2.40- 2.50 3.30- 3.60

DTE Energy Total Shareholder Return Outperforms Peers DTE S&P Electric Index 191 165 20 20 191% 165% DTE S&P Electrics 10 Year Total Return DTE S&P Electric Index 76 65 20 20 76% 65% DTE S&P Electrics DTE S&P Electric Index 29 20 20 20 29% 20% DTE S&P Electrics DTE S&P Electric Index 15 22 20 20 15% 22% DTE S&P Electrics Year to Date Total Return 3 Year Total Return 5 Year Total Return Source: CompuStat Data through 12/10/04

Our Strategy Will Produce a Balanced Mix of Utility Stability and Non-Utility Growth DTE Energy Earnings Mix 1998 2002 2004E Target Utility 91 69 50 65 Non-Utility 9 31 50 35 91% 69% ~50% 70% 30% 9% 31% ~50%

We Will Implement a Focused Regulatory Agenda Move down path defined by MPSC to implement further Customer Choice structural fixes Work with the Michigan legislature to address policy issues Complete the MichCon rate case File unbundling/deskewing case by March 23, 2005 File true-up case for recovery of 2004 Customer Choice stranded costs Define which MPSC decisions should be codified or strengthened Address remaining policy issues (e.g., reserve margins) Final order expected in first quarter of 2005

MichCon Rate Case Update Interim rate relief of $35M granted on September 21, 2004 Proposal for Decision (PFD) issued December 10 Recommended $60M in final rate relief vs. MPSC Staff recommendation of $76M; primary difference is removal of $20M of merger control premium 11% ROE with 50%-50% debt-equity capital structure Recommended our proposed uncollectible expense tracker Final rate order expected in first quarter of 2005; ready for MPSC decision after January 10, 2005

2002 2003 2004E Non-Regulated 236 240 309 Regulated Electric 20 45 105 DTE Energy Operating System Produces Systemic Cost Reductions Combines lean manufacturing and six sigma methodologies 2004 benefits expected to exceed $100 million Focus on sustainable, structural improvements 110 employees working full-time on Operating System projects in 2005 DTE Energy Operating System Savings ($ millions) $20 $45 $105 2002 2003 2004E

Replacing Outdated IT Systems SAP implementation (DTE2) to replace end-of-life legacy systems Enhanced procedures for finance, supply chain, human resources and operations Seeks to strengthen internal controls to Sarbanes Oxley standards $325 million investment expected to produce $75- $100 million annual savings over time

Strong Historical Non-Utility Investment Returns Excellent eight-year track record of significant non-utility investment We see opportunities for future investment across our portfolio of businesses We plan to continue our disciplined risk management strategy Limited commodity price exposure Low correlation with weather and economic cycles Revenue linked to long-term contracts with creditworthy counterparties Invest in business segments with attractive competitive dynamics

Proven value to steel, automotive and pulp & paper industries Secure revenue streams with long-term contracts Project financing reduces invested capital 19 projects $600 million in assets under management Largest player in utility outsourcing On-site energy projects Total 2003 North American coke production was 19.2 million tons Incremental 2 million tons of capacity expected by 2006 DTE's market share expected to grow to 17% by 2006 Coke production Attractive Market Characteristics DTE's Market Share Business Non-Utility Businesses Are Well Positioned in Attractive Markets ~15% of North American coke production DTE is 2nd largest producer

Non-Utility Businesses Are Well Positioned in Attractive Markets

DTE Energy

Business	DTE's Market Share	Attractive Market Characteristics
Unconventional gas production	• ~17% of Antrim Shale production • Growing Barnett Shale position	DTE earnings from Michigan production expected to double by 2008 DTE owns 50,000 acres of land in the Barnett Shale, an area of increasing production Historically high gas prices & stagnant domestic production increasing interest in unconventional sources
Gas pipelines and storage	• ~30% of Michigan storage • ~6% of market area* storage	DTE controls ~70 Bcf of non-utility storage**, serving Midwest & Northeast markets Solid demand growth expected to increase the value of storage & Vector pipeline assets

* Midwest, Northeast and Ontario
** DTE owns additional ~124 Bcf of utility storage

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Excess Cash Redeployment Framework Excess Cash Share Repurchase Growth Investment Balance Sheet Targets

Key Priorities for 2005 Develop stable, long-term regulatory structure by further addressing Customer Choice Continue to improve operations Effectively deploy cash flow Focus on credit rating and balance sheet metrics

Cash Redeployment Gerard Anderson December 17, 2004 New York, NY

Safe Harbor Statement The information contained in this document is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impacts of FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-regulated businesses; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counter parties, and the continued ability of such parties to perform their obligations to the company. This presentation should be read in conjunction with the forward-looking statements in each of DTE Energy's, MichCon's and Detroit Edison's 2003 Form 10-K, and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Overview Cash Available for Redeployment Objectives for Cash Redeployment Redeployment Game Plan Debt retirement Re-investment Stock repurchase Summary

Overview Primarily due to synfuels, we expect to have approximately $1.65B of cash available for redeployment between 2005 - 2008 The redeployment of this cash represents a unique opportunity to increase shareholder value and strengthen the balance sheet When calculated on an NPV basis, projected synfuel cash currently represents ~$7.50 per DTE common share Our objectives for cash redeployment are: Strengthen the balance sheet and coverage ratios in order to improve our current credit ratings and outlook Replace and exceed the value of synfuel that is currently inherent in the share price

Overview Cash Available for Redeployment Objectives for Cash Redeployment Redeployment Game Plan Debt retirement Re-investment Stock repurchase Summary

Synfuel Cash Flows 2005-2008 2005 2006 2007 2008 Total 415 900 1360 Cash from Operations 325 365 380 135 1205 Tax Credit Carryforward 90 120 80 120 410 Cash from Operations AMT Carryforward Utilization Synfuel Cash Flow 2005-2008 ($ millions) Synfuel will be the primary source of cash available for redeployment This cash flow is composed of two components: Cash from operations, generated primarily from per ton production payments Utilization of credits carried forward from production in 1999-2003 $400 $1,200 $420 $490 $460 $260 ~$1,600

The Risks Associated With Our Synfuel Cash Flows Are Low Interest sold in 80% of capacity - additional 9% sale expected by year end 92% of capacity covered by Determination Letter or successful audit for in- service date Oil price unlikely to be an issue in 2005 Current price substantially below expected threshold for 2004 2005 forward average price ~$15 below threshold price ~^ of expected 2005 synfuel cash flow now hedged * Expect to complete Utah transaction in December 2004 ** Expect to sell River Hill interest in Q1 2005

Non-Utility Cash Flow - Excluding Synfuel - Is Also Strong 2005-2008 Between 2005 and 2008 our non-utility businesses (excluding synfuel) are expected to generate about $400M in free cash flow These cash flows are derived primarily from assets with stable revenue streams, such as on-site energy projects and pipeline and storage assets, that are already in place These assets generally have only modest ongoing capital requirements 2005-2008 150 115 135 2005-2008 Non-Utility Free Cash Excluding Synfuel ($ millions) Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing $150 $115 $135

Approach to Utility Funding Needs Our utilities (Detroit Edison and MichCon) target funding their base capital expenditures plus their portion of the corporate dividend Detroit Edison will also invest in both a significant SAP implementation and required environmental infrastructure over the next four years Detroit Edison and MichCon cash flows expected to improve over the 2005-2008 time period, but we expect utility free cash flow to be negative in 2005, with improvement in 2006 Timing of MichCon rate case Detroit Edison residential rate cap Investments in SAP implementation and environmental infrastructure Utility investments and capital requirements will be funded with a combination of debt and equity, consistent with MPSC capital structure mandates and our targets Some non-utility cash will be used to invest equity into Detroit Edison to maintain its balance sheet metrics

Detroit Edison Environmental and SAP Implementation Assumptions 2005-2008 Environmental investments planned to total ~$700M from 2005-2008 MPSC stated that Michigan law requires that Clean Air Act (CAA) costs be passed on to customers Provided for full recovery of recent NOx investments Expect same treatment for future investments In addition, over the next two years, we expect to spend $180M on SAP implementation Equity infusion of $350M expected over next four years to help fund these investments These investments will be recovered through base rates 2005 2006 2007 2008 Environmental CapEx 100 200 200 200 SAP 130 50 Estimated Environmental & SAP Capital Investments 2005-2008 ($ millions) $100 $200 $200 $200 $50 $130 Environmental SAP

Synfuel Free Cash Generated Non-Regulated Free Cash Generated Equity Infusion Total Free Cash for Redeployment 1600 1650 1600 400 350 1650 Synfuel Free Cash Flow Other Non- Utility Free Cash Equity Investment into Detroit Edison to fund Environmental, SAP Expenditures Total Cash Available for Redeployment $1,600 $1,650 ($ millions) $400 ($350) From 2005 to 2008, We Expect to Generate $1.65B in Cash Available for Redeployment

Overview Cash Available for Redeployment Objectives for Cash Redeployment Redeployment Game Plan Debt retirement Re-investment Stock repurchase Summary

Objectives for Cash Redeployment We have two primary objectives for cash redeployment: Shape the balance sheet both to meet near-term credit objectives and to prepare for the end of synfuel cash flow post-2008 Replace and exceed the value of synfuel that is currently inherent in our stock price

Our Leverage Ratio Is - And Will Remain - Strong * Excludes securitization debt, MichCon short-term debt and quasi-equity instruments 2003A 2004E 2005E 2006E Non-Regulated 49 48 47 45 1 2 49% 48% 47-48% 45-47% DTE Energy Leverage* Leverage has remained strong in recent years Leverage is expected to continue to decline Debt at the utilities will be managed to achieve targeted balance sheet metrics Parent debt will be reduced, consistent with projected cash flows in 2008 and beyond Target

2003A 2004E 2005E 2006E Non-Regulated 15 20 23 27 2 2 Debt Reductions Are Needed to Strengthen Coverage Ratios * Excludes securitization debt, MichCon short-term debt and quasi-equity instruments 20% 23-25% 27-29% Funds From Operation/Debt* 15% FFO/debt coverage currently below our target of being in the top third of S&P BBB range (targeting BBB+) Rate relief at utilities and strong synfuel cash flows will significantly strengthen ratio Will likely exceed our targets in 2007/2008 However, debt reduction required as well to: Meet short-term targets Position company for loss of synfuel cash flows post- 2008 Target

Implied Value of Synfuels $7.50* Implied per Share NPV Value of Synfuel Cash Flows Synfuel is valued using NPV of cash flows, not a P/E multiple Given this, our cash redeployment is focused on Replacing and exceeding ~$7.50 synfuel value inherent in share price Not replacing synfuel net income Objective can be accomplished through combination of debt reduction, investments and share repurchases 2005 2006 2007 2008 Synfuel Value 420 490 460 260 2005 2006 2007 2008 $420 $490 $460 $260 Expected Synfuel Cash Flows ($ millions) * Based on a 7.5% discount rate

Overview Cash Available for Redeployment Objectives for Cash Redeployment Redeployment Game Plan Debt retirement Re-investment Stock repurchase Summary

2005-2008 Cash Redeployment Framework Balance Sheet Targets Excess Cash Share Repurchase Growth Investment Cash available for redeployment is expected to total $1.65B from 2005 to 2008 Our first use of this cash will be to reduce parent debt We will continue to pursue growth investments that meet our strict risk- return and value creation criteria Share repurchases will be used to build share value if adequate investment opportunities are not available

Parent Company Debt 2005 2006 2100 1900 1700 1450 1450 200 200 250 To Achieve Our Credit Metrics, We Will Reduce Parent Company Debt Parent Company Debt ($ millions) $2,100 From 2005-2008 we intend to paydown $600-700M of parent company debt This will align the parent company's ability to service debt with underlying cash flows, post-2008 In the near-term, there is sufficient callable or maturing debt to achieve our objective Current Projected 2008 $1,500- 1,400 2005E 2006E 2007- 2008E ~$200 ~$200 ~$200- 300

Cash Available for Redeployment After Parent Company Debt Reduction 2005-2008 Parent Company Debt 1600 950 650 950 ($ millions) Total Cash Available for Redeployment Targeted Parent Company Debt Reduction Cash Available for Investment or Stock Buyback $1,650 $600-700 $950-1,050 After our targeted parent company debt reduction, we expect ~$1 billion available for investments and stock buyback

Overview Cash Available for Redeployment Objectives for Cash Redeployment Redeployment Game Plan Debt retirement Re-investment Stock repurchase Summary

Our Investment Philosophy Will Remain Unchanged Approach 1: Niche businesses / organic growth Focus: Build profitable inter-related niche businesses that provide inherent returns well above our cost of capital "Niche" implies specialized plays, with fewer competitors, or New business lines altogether (e.g., waste coal recovery) Niches are not necessarily small and can have a significant impact on DTE Energy's valuation Approach 2: Lower-risk businesses with DTE "adders" Focus: Invest in fundamentally sound, lower-risk businesses that afford us opportunities to create additional value Seek lower-risk, contracted assets that earn their cost of capital Augment returns by providing fuel supply, O&M and trading services Utilize financial partners and non-recourse financing, where appropriate, to further reduce risk or improve results By applying this value-focused approach in a disciplined way, we believe we can earn premium returns on our investments

Our Potential Investments Will Focus in Three Key Areas Coal transportation and marketing Gas pipelines and storage Energy marketing and trading Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing On-site energy projects Steel-related projects Power generation with services Waste coal recovery Michigan gas production Shale and coal bed methane Landfill gas

Our Non-Utility Businesses Have Produced Strong Returns on Investment 8%* 8%* $440 Gas Production & Midstream Gas 16% 14% $40 Biomass Energy >30% 23% $60 Coal Services 28% 21% $810 Energy Services After-Tax ROE Unlevered After-Tax Return on Capital Capital Invested Through 2003 ($M) Average 2001 - 2003 Energy Trading provides solid annual returns - $30M of net income and $36M of cash in 2003 $10 Energy Trading * Negatively impacted by pre-merger invested capital and below market gas supply contracts

On-Site Energy Has Emerged as a Substantial Business Line 19 major sites 9 new sites added in 2004 Industries served: auto, steel, pulp & paper and large commercial/industrial facilities 2004 estimated net income of $20-25M Renaissance Center Detroit, Michigan Pulverized Coal Injection (PCI) Sparrows Point, Maryland DaimlerChrysler Jeep Plant Toledo, Ohio The Energy Center at McNamara Terminal Detroit, Michigan

On-Site Energy Project Investment Opportunities

DTE Energy



Kimberly-Clarke Tissue Mill
Mobile, Alabama

- Recently closed DaimlerChrysler transaction produced significant follow-on interest
  - Large, visible transaction
  - In active discussions with other auto manufacturers
- Entered pulp & paper industry in 2004
  - Closed Kimberly Clarke Project (Mobile, AL)
  - Currently constructing facility to supply multiple mills with solid fuel
  - Pursuing 2 similar projects

Anticipate opportunity to invest ~$100-150M of additional DTE Energy capital* from 2005-2008

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* Net of non-recourse, project debt

Steel-Related Projects Indiana Harbor Coke Battery East Chicago, Indiana DTE Burns Harbor Burns Harbor, Indiana Currently have ownership interests in three coke batteries (~15% of US and Canadian production) and two pulverized coal injection (PCI) projects Restructuring of steel industry, global coke shortage and DTE's reputation and expertise in the industry have: Provided new lease on life to existing projects Created new potential investment opportunities

Steel-Related Projects Opportunity Pipeline The worldwide coke shortage is providing opportunities for us to consider participation in additional projects Several greenfield and brownfield coke battery projects in the Midwest under discussion DTE Energy would partner with industry (and, potentially financial) players and take 30-40% equity stake in projects Two of these projects include power plants DTE Energy would likely provide operations and asset management services Several pulverized coal projects are in early development stages Anticipate potential to invest $50-75M of DTE Energy capital* in this business line from 2005-2008 * Net of non-recourse, project debt

Power Generation With Services Distressed Assets - Example Lake Road Power Plant Dayville, Connecticut 750 MW Distressed power generation marketplace has placed assets, especially merchant combined cycle gas plants, in the hands of banks We are currently providing asset management and O&M services to two projects, totaling 1,800 MW, on behalf of a bank syndicate We have no equity in these projects, but earn a fee for services Banks' exit is likely to be a sale to financial investors who will continue to need asset management services, and may provide an opportunity to take on minority equity positions We are providing services to banks that control distressed generation assets

Power Generation With Services Small Power Projects - Example Recently signed agreement with industrial host to develop 200 MW coal-fired power plant, with 90% of output committed to support its operations Plant located in a region where gas sets the price of power, thus yielding attractive economics Industrial host came to DTE Energy to develop the project because of the reputation and contacts of our Coal Services and Energy Services groups Project provides opportunity for DTE to earn fees for project development, asset management and O&M services Potential (but no obligation) for DTE to take an equity position in the project Our recent effort with a major industrial host is a good example of our approach to smaller power projects * Net of non-recourse, project debt We could invest ~$100-150M of DTE Energy capital* in this business line from 2005-2008

Waste Coal Recovery Status Update First plant in Ohio producing at 250,000 tons per year Recovery process works very well, producing high quality coal Throughput needs to increase to ~400,000 tons per year Constraint has been material handling - new process has shown promise "In line" projects at operating mines bypass material handling issue Continued strong interest from coal companies in projects Dickerson Plant Cadiz, Ohio Our first PepTec facility is operational and is now focused on expanding output

Waste Coal Recovery Opportunity Pipeline Focus in 2005 Pursue "in line" projects Resolve material handling issue Currently negotiating several "in line" projects Recently passed tax bill has tax credit for refined coal (~$4.50/ton) if 20% reduction in NOx and SO2 or mercury achieved Our process has fair chance of qualifying Waste Coal Pond at Dickerson Site Cadiz, Ohio If process proves out, could invest $50-100M of DTE Energy capital from 2005-2008

Michigan Gas Production DTE is the second largest producer in Michigan Operate 1,400 wells Drill 80 - 100 wells per year Produce 23 Bcf/year Own 350 Bcf of proven reserves Strong technical and operating expertise Expenses down 40% since 2000 Low cost operator in state IOSCO OSEMAW ROSCOMMON MISSAUKEE WEXFORD MANISTEE BENZIE GRAND TRAVERSE KALKASKA CRAWFORD OSCODA ALCONA ANTRIM OTSEGO MONT- MORENCY ALPENA PRESQUE ISLE CHEYBOYGAN CHARLEVOIX EMMET Area of detail Antrim Shale

2004 2005 2006 2007 2008 Existing business 14.6 14.3 13.4 14.1 16.7 Price/expansion impacts 4.6 7.9 12.8 13.3 Michigan Gas Production A Solid Growth Business Earnings projected to roughly double, driven by two factors: Currently 100% of volumes under fixed price legacy contracts (~$3 per Mcf), will drop to 60% in 2008 Growth projects: drilling in several low risk, expansion areas at an assumed $5/Mcf price * Assumes $5 /Mcf on new growth Projected Net Income* ($ millions) We could invest $80-120M of DTE Energy capital from 2005-2008

Building on Our Michigan Shale Expertise, DTE Energy Has Taken a Position in the Barnett Shale The Barnett Shale basin is quickly becoming the leading U.S. unconventional gas field - and a critical new source of North American supply Total Production in Barnett Shale Basin CAGR >60% TEXAS Bcf/yr 0 100 200 300 400 500 1999 2000 2001 2002 2003 2004E

Have gained ownership of 50,000 acres in Barnett Shale, and continue to develop additional opportunities Drilling now underway Drilling of first wells began this month Significant number of test wells in first half of 2005 Nearby wells very encouraging Should be able to scale the opportunity by summer 2006 The Barnett Shale Has the Potential to Become a Significant Growth Area for DTE Energy If development drilling is successful, anticipate investing $150-200M, yielding $25-35M net income by 2008

Gas Pipelines and Storage 40% ownership interest in the Vector pipeline - 1 Bcf/d pipeline from Chicago to Dawn 10.5% ownership interest in Millennium pipeline - a proposed 0.5 Bcf/d pipeline from Western New York to New York City 60 Bcf of non-utility storage assets and 120 Bcf of utility storage in Michigan Returns on pipeline and storage assets are enhanced via: Economic expansions Marketing / trading opportunities Structuring / partnership opportunities

Gas Pipelines and Storage Opportunity Pipeline Likely expansion of Vector pipeline from 1 Bcfd to 1.2 Bcfd by 2006, and possibly to 1.5 Bcfd by 2008 Pipe currently running full, demand is growing Low-cost expansion capability exists Economic expansions of our Michigan storage fields Potential development of the Millennium pipeline, which will add additional value to our Michigan storage and Vector pipeline Anticipate potential to invest ~$50-$100M in this business from 2005-2008

Summary of Potential Investment Opportunities Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing Cumulative 2005-2008 Capital ($M) $300-450 $250-350 $50-100 $600-900 Total Range of Expected Investment Returns* 10-20% 15-20% 10-15% We believe we can successfully deploy $600-900M of capital in our non- utility businesses from 2005-2008 at attractive returns * After-tax return on DTE Energy capital

Historical Non-Utility Investment 1997 1998 1999 2000 2001 2002 2003 2004E 14 41 101 162 320 190 72 140 $320 $190 $72 $142 Non-Utility Capital Expenditures* ($ millions) Historical non-utility investment level has varied considerably, driven by nature and quality of opportunities Investment has averaged $165M over past six years Adopted conservative posture in 2003 as need for utility rate relief emerged Investment averages $183M excluding 2003 $101 $162 Non-utility investment has been $150-$200M per year in recent years * Total historical capital, including maintenance capital levels

Overview Cash Available for Redeployment Objectives for Cash Redeployment Redeployment Game Plan Debt retirement Re-investment Stock repurchase Summary

Share Repurchase as an Option for Cash Redeployment Our priorities for cash redeployment are First, debt repayment Second, investment opportunities Investments will only be made if they meet our risk adjusted return requirements Given the project nature of many investment opportunities, their level and timing is difficult to predict If we cannot find adequate level of attractive investments, we may actively pursue share repurchase when their returns are above our cost of capital

Overview Cash Available for Redeployment Objectives for Cash Redeployment Redeployment Game Plan Debt retirement Re-investment Stock repurchase Summary

Potential Cash Redeployment Scenarios 2005-2008 Low Medium High Debt 650 650 650 Stock Buyback 450 250 50 Investment 550 750 950 100 200 400 Debt Repayment Investment Stock Buyback $600-700 $600-700 $600-700 $400-500 $700-800 $900-1,000 $500-600 ($ millions) Low Investment Medium Investment High Investment $200-300 Base Cash Available for Redeployment Potential Additional Cash from Investments $0-100

Estimated Earnings and Share Price Impact under Potential Cash Redeployment Scenarios 2005-2008 Amount ($ millions) Assumptions 2008 EPS Impact P/E Multiple Estimated Share Impact Investment 100 15% return 8.4 ¢ 13.5 $1.13 Stock Buyback 100 $44 stock price 4.0 ¢ 13.5 $0.54 Parent Debt Repayment 100 7% debt interest rate, 35% tax rate 2.6 ¢ 13.5 $0.35 $950M of investments and $700M of parent company debt repayment achieves approximately $13.20 of share value $950M of share repurchase and $700M of parent debt repayment achieves approximately $7.60 of share value

Summary We have a unique opportunity to redeploy significant cash flow over the next few years We will do this in a disciplined fashion, staying focused on value creation We have considerable flexibility across debt reduction, investments and share repurchases We will update you regularly on the projected mix of these vehicles, defined by emerging opportunities and conditions

Financial Update David E. Meador December 17, 2004 New York, NY

Safe Harbor Statement The information contained in this document is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impacts of FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-regulated businesses; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counter parties, and the continued ability of such parties to perform their obligations to the company. This presentation should be read in conjunction with the forward-looking statements in each of DTE Energy's, MichCon's and Detroit Edison's 2003 Form 10-K, and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Outline Financial Objectives & Overview 2004 Earnings Guidance 2005 Earnings Guidance 2006 Outlook Summary

Financial Objectives Focus on value creation Maintain strong balance sheet and solid investment grade rating Generate future earnings growth Continue dividend of $2.06 per share Continue to communicate openly and transparently about our performance

1997 1998 1999 2000 2001 2002 2003 2004E 2005E DTE 2.88 3.05 3.33 3.27 3.48 3.55 2.97 2.4 3.3 0.1 0.3 Earnings Growth Expected to Resume $3.05 $3.33 $3.27 $3.48 $3.55 DTE Energy Operating Earnings per Share* $2.97** $2.40- 2.50 $3.30- 3.60 * Reconciliation to GAAP reported earnings included in the appendix ** Includes $0.12 of disallowed stranded costs from the final Detroit Edison rate order, previous 2003 operating earnings were $3.09 per share

Utility's Returns Expected to Improve 1997 1998 1999 2000 2001 2002 2003 2004E 2005E Detroit Edison ROE 11.6 11.6 12.2 11.6 11.5 14.1 9.5 6 9 1 1 Detroit Edison Return on Equity* 11.6% 12.2% 11.6% 11.5% 14.1% 6-7% 9.5% 9-10% 1997 1998 1999 2000 2001 2002 2003 2004E 2005E Detroit Edison ROE 10 12.2 15.4 14.9 3.8 9 5.6 1 9 1 1 MichCon Return on Equity* 12.2% 15.4% 14.9% 3.8% 9.0% 5.6% 1-2% 9-10% Detroit Edison and MichCon had their last rate cases over 10 years ago Historically we were very successful at offsetting rising costs through various initiatives In the last few years, healthcare, infrastructure costs, bad debt expense and margin loss from Customer Choice outstripped our productivity savings With the resolutions of the rate cases, our goal is to move both utilities to their authorized ROE * ROE performance based on operating earnings

1998 1999 2000 2001 2002 2003 2004E 2005E Non-Regulated 42 68 84 162 207 228 230 300 20 20 Our Non-Utility Businesses Project Continued Growth $68 $84 $162 $207 $228 Non-Utility Operating Earnings ($ millions) Through the consistent application of our non-utility strategy, these businesses have grown impressively We have developed businesses strongly linked to our core competencies Our non-utility businesses will focus on three key areas: Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing Net income from this portfolio is projected to increase ~30% in 2005 $42 $230- 250 $300- 320

To Enhance Value and Create Focus, We Have Actively Optimized Our Asset Portfolio Asset Value ($ millions) MCN Assets $650 Non-core, non strategic assets sold Coke Batteries $100 Sold 50% of capacity in 2001 & 2002 and restructured contracts Synfuels n/a Since 2002, actively selling interests to accelerate cash flows Transmission $610 Divested non-strategic assets for 1.8X book value Pipeline $40 Sold interest in out-of-region Portland pipeline and increased ownership in the Vector pipeline Power Plant $40E Currently selling interest in a non-utility power plant 2005 Asset Sales $40-50E Anticipate divesting additional miscellaneous non- core assets

We Remain Committed to Our Current Dividend We are currently paying a dividend of $2.06 per share per year with a current yield of over 4.5% Regarding our cash redeployment strategy, we are not planning a dividend increase in the near-term Potential future dividend increase will be based on underlying long-term cash flows Our Board of Directors evaluates the dividend policy annually

1Q 2000 2Q 2000 3Q 2000 4Q 2000 1Q 2001 2Q 2001 3Q 2001 4Q 2001 1Q 2002 2Q 2002 3Q 2002 4Q 2002 1Q 2003 2Q 2003 3Q 2003 4Q 2003 1Q 2004 2Q 2004 3Q 2004 S&P Electrics 9.68 9.71 9.72 9.77 8.93 8.94 8.94 9 9.16 9.26 8.86 8.27 7.26 7.27 7.45 7.45 7.76 7.83 7.95 Throughout Industry Turmoil, DTE Energy Maintained a Stable Dividend Total Aggregate Quarterly Dividends Paid Per Share S&P Electric Index * $9.68 $7.95 Despite recent dividend increases in the industry, aggregate dividends in the sector have declined 18% since 2000 DTE Energy has paid a consistent $2.06 annual dividend Our dividend represents 6% of the S&P Electric Index quarterly payout * excluding DTE

DTE Energy Total Shareholder Return Outperforms Peers DTE S&P Electric Index 191 165 20 20 191% 165% DTE S&P Electrics 10 Year Total Return DTE S&P Electric Index 76 65 20 20 76% 65% DTE S&P Electrics DTE S&P Electric Index 29 20 20 20 29% 20% DTE S&P Electrics DTE S&P Electric Index 15 22 20 20 15% 22% DTE S&P Electrics Year to Date Total Return 3 Year Total Return 5 Year Total Return Source: CompuStat Data through 12/10/04

2005E 2006E Peers BBB Utility Sector Q2 2004 47 45 57 60 1 2 DTE Energy's Credit Metrics Dramatically Improve 2005E 2006E Peers BBB Utility Sector Q2 2004 23 27 22 19 2 2 FFO to Debt Leverage 23-25% 27-29% 19% 47-48% 45-47% 60% Target Target

Outline Financial Objectives & Overview 2004 Earnings Guidance 2005 Earnings Guidance 2006 Outlook Summary

Assumptions for 2004 Guidance Rate relief impacts 2004 revenue by an estimated $32M (net of PSCR reductions) Excludes MPSC disallowance of $33M for prior year stranded cost and impact of MISO implementation costs of $5M Customer Choice stranded cost regulatory asset for 2004 estimated at $90M DTE2/SAP accounting case with the MPSC in process; whether capitalized or not, these are non-recurring costs that will not impact operating earnings Guidance consistent with 3rd quarter earnings conference call Detroit Edison MichCon and Non-Utility Businesses Note: All estimates are pre-tax

2003 2004 Non-Regulated 236 240 Regulated Gas 46 10 Regulated Electric 282 185 Holding Company -30 -10 Choice Impacts 63 80 As Expected, 2004 Has Been Challenging from an Earnings Perspective 2004 represents the trough of a long- regulatory cycle, with both Detroit Edison and MichCon earning well below their allowed rate of return Our MichCon and non-utility guidance has not materially changed from the Q3 earnings call The impacts from MichCon's final rate order will not occur until 2005 The non-utility businesses are expected to continue their strong performance $500 $415-435 Detroit Edison MichCon Non-Utility EPS $2.97 $2.40-2.50 $261 $46 $228 Holding Company $180- 190 $10-15 $230- 250 DTE Energy Operating Earnings* ($ millions) 2003 Actual** 2004 Forecast * Reconciliation to GAAP reported earnings included in the appendix ** Includes $21M after tax ($0.12 earnings per share) of disallowed stranded costs from the final Detroit Edison rate order, previous 2003 operating earnings were $521M ($3.09 per share)

Detroit Edison's Operating Earnings Were Impacted by Customer Choice and the Timing of Rate Relief Detroit Edison Operating Earnings* ($ millions) 2003 Weather Sales Growth Choice Net Rate Relief Deferrals Pension/HealthCare 2004 Regulated Electric 261 239 239 177 177 197 180 185 22 28 90 20 14 31 Choice Impacts 63 80 Weather $261 2003 Actual 2004 Forecast ROE 9.5% 6.0% - 7.0% Choice Net Rate Relief Benefits Sales Growth $180-190 ($22) $20 ($31) $28 $14 Regulatory Deferrals * Reconciliation to GAAP reported earnings included in the appendix ($80-90)

DTE Energy's Adjusted Cash from Operations Improves This Year ($ millions) * Accounted for as 'investing activity' on statement of cash flows 2003 Actual 2004 Forecast

Outline Financial Objectives & Overview 2004 Earnings Guidance 2005 Earnings Guidance 2006 Outlook Summary

DTE Energy

Key 2005 Guidance Assumptions

Detroit Edison

- **Service territory sales growth of 3% over 2004**
- **Customer Choice volumes remain at 2004 levels**
- **Recognition of stranded cost regulatory asset to account for rate caps**
- **Requested capitalization treatment of SAP implementation investment**

MichCon

- **$80M of final rate relief in Q1 2005**
- **Uncollectables/bad debt tracker mechanism implemented**

Non-Utility

- **Synfuel production at ~19M tons, up 18% over 2004**
- **Energy Trading and CoEnergy portfolio improvement driven by CoEnergy storage positions settling in early 2005**

Holding Company

- **Merger debt previously billed to Detroit Edison remains at holding company level**

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** Includes $21M after tax ($0.12 per share) of disallowed stranded costs from the final Detroit Edison rate order, previous 2003 operating earnings were $521M ($3.09 per share) 2005 Improvement Expected Across All Business Segments 2003 2004 2005 Non-Regulated 236 240 310 Regulated Gas 46 10 84 Regulated Electric 282 185 280 Holding Company -30 -10 -65 Choice Impacts 63 80 30 $500** $415-435 Detroit Edison MichCon Non-Utility EPS $2.97* $2.40-2.50 $261 $46 $228 Holding Company $180-190 $10-15 $230-250 $580-635 $270-290 $75-85 $300-320 $3.30-3.60 * Reconciliation to GAAP reported earnings included in the appendix ($60-65) 2003 Actual 2004 Forecast 2005 Prelim. Guidance Incremental rate relief at both utilities Synfuel production levels projected to be higher Expected improvement in many non-utility businesses Detroit Edison merger related interest remains at parent company DTE Energy Operating Earnings* ($ millions)

2003 2004 2005 Regulated Electric 261 180 270 10 20 With the Impacts of the Final Rate Order, Detroit Edison Will See Sizable Earnings Improvement Significant improvement over 2004 due to rate relief, but ROE is expected to be 1-2% below its allowed rate of return of 11% due to rate caps Expected incremental base rate increase of $146M Pension tracker implemented Weather normal planning, territory growth of 3% Still challenged in 2005 by healthcare cost escalation and fossil plant O&M Merger interest remains at parent company $261 $180-190 $270-290 9.5% ROE 6-7% 9-10% Detroit Edison Operating Earnings* ($ millions) 2003 Actual 2004 Forecast 2005 Prelim. Guidance * Reconciliation to GAAP reported earnings included in the appendix

2004 2005 Non-Regulated 32 178 128 67 Estimated Impacts From Detroit Edison Rate Relief 2004 Estimate $128 $178 Rate Relief and Regulatory Deferrals Pre-Tax ($ millions) Estimated net rate relief (net of PSCR reductions) grows to $178M in 2005 Regulatory deferrals are reduced in 2005 as the rate caps expire Cash increases due to rate relief and regulatory asset surcharges $32 $65-70 $160 $243-248 Rate Relief Deferrals 2005 Estimate

Significant Progress Has Been Made on Customer Choice, but Work Remains to be Done Interim Order Final Order Remaining Work Removal of transition credits Imposition of transition charges Continued imposition of transition charges to recover historical stranded costs Return to service provisions modified - two year stay-out provision Recovery of previously booked Customer Choice implementation costs - five year amortization Ordered deskewing/unbundling case to be filed Successful resolution of deskewing/unbundling case Legislature codification of changes to the Customer Choice program

The Final Rate Order Reduced Detroit Edison's Business Risk Authorized 11% ROE based on 46% equity and $2.9B equity level Significant base rate increase that reflects current cost levels with the exception of health care, power plant O&M and bad debt expense Avoided use of wholesale mitigation sales to recover portion of Customer Choice margin loss; keeps utility on fully regulated path Full pass through of fuel, purchased power and transmission costs, beginning in 2006 Current environmental cost fully recovered in base rates Pension tracker neutralizes pension cost swings Stranded cost recovery mechanism in place

MichCon Earnings Expected to Increase Considerably 2003 2004 2005 Regulated Gas 46 10 75 5 10 $46 $10-15 2003 Actual 2004 Forecast $75-85 5.6% ROE 1-2% 9-10% MichCon Operating Earnings* ($ millions) Rate relief in Q1 provides uplift in 2005 Uncollectable tracking mechanism in effect Weather normal sales planning Improved gas margins 2005 Prelim. Guidance * Reconciliation to GAAP reported earnings included in the appendix Assumptions

MichCon Rate Case Update Interim rate relief of $35M granted on September 21, 2004 Proposal for Decision (PFD) issued December 10 Recommended $60M in final rate relief vs. MPSC Staff recommendation of $76M; primary difference is removal of $20M of merger control premium 11% ROE with 50%-50% debt-equity capital structure Recommended our proposed uncollectable expense tracker Final rate order expected in first quarter of 2005; ready for MPSC decision after January 10, 2005

2005 Non-Utility Operating Earnings Projected to Continue Growth Synfuels Coke Batteries On Site Energy Projects Power Generation Coal Services Biomass Energy Energy Trading & CoEnergy Portfolio Energy Resources overhead & interest Upstream & Midstream Gas DTE Energy Technologies Energy Technology Investments & Other Total Non-Utility Operating Earnings ($ millions) Energy Resources Subtotal 2005E $215-225 25-30 20 (8) 15 6 55-60 (53) 30 (5) - $300-320 $275-295 * Reconciliation to GAAP reported earnings included in the appendix 2004E $200-210 8 20-25 (11) 10 6 30-35 (43-48) 20 (15-20) 10 $230-250 $215-240 Synfuels: production up ~18% Coke Battery: new higher priced contracts for output On Site Energy: 2004 included front-end fee for DaimlerChrysler deal Coal Services: Improved volumes and margins Energy Trading & CoEnergy: Improved trading performance and CoEnergy storage position settlement Upstream & Midstream Gas: improvements in Antrim shale production, storage and pipelines Key Drivers

Non-Utility Businesses Are Not Subject to Many Traditional Merchant Energy Risk Factors Commodity Price Risk Weather Risk Not Linked to Economic Cycles Revenue Linked to Long-Term Contracts Limited Counter- Party Credit Exposure Power and Industrial Projects On-Site Energy Projects Steel-Related Projects Power Generation with Services Unconventional Gas Production Michigan Gas Production Shale and Coalbed Methane Landfill Gas Fuel Transportation and Marketing Coal Transportation and Marketing Gas Pipelines and Storage Energy Marketing and Trading n/a* * Activity short-term in nature No Exposure Full Exposure

Summary of Year-Over-Year Earnings Drivers at DTE Energy 2004E Detroit Edison MichCon Other Non-Reg Holding 2005 425 425 520 587 602 610 95 67 70 55 2004 Forecast Detroit Edison MichCon Non-Utility 2005 Forecast DTE Energy Operating Earnings* ($ millions) Holding Company $415-435 $580-635 $90-100 $65-70 $70 ($40-60) * Reconciliation to GAAP reported earnings included in the appendix

2005 Capital Expenditures and Cash Flow Overview Adjusted cash from operations improves in 2005 Excluding environmental spending and the SAP implementation at Detroit Edison, 2005 utility capital expenditure levels are expected to be relatively consistent with 2004. Spending on the SAP project is expected to peak in 2005. Non-utility capital expenditures are driven by potential investment opportunities With the expected improvement at the utilities and continued cash generation from the synfuel business, adjusted cash from operations and free cash flows are expected to improve in 2005 and 2006 35% of employee and executive incentive compensation is weighted to cash flow metrics

Adjusted Cash From Operations Will Continue to Improve in 2005 2004 Cash Net Income Synfuels Other 2005 1137.5 1137.5 1317.5 1412.5 1450 180 95 37.5 2004 Forecast Net Income Incremental Synfuel Proceeds* Other Improvements (e.g. Working Capital) 2005 Forecast $1,170 $165-200 $70 ($5)-60 $1,400-1,500 * Only reflects synfuel production payments, not total cash flows from synfuels DTE Energy Adjusted Cash from Operations ($ millions)

2005 Capital Expenditures 2005 Prelim. Guidance 2004 Forecast * Excludes growth capital Detroit Edison - Operation $500-510 $540-560 - Environmental 20 100 - SAP Implementation 60 130-135 MichCon 100-105 110-115 Non-Utility 140-145 75-85* Corporate 55-60 65-75 Total $875-900 $1,020-1,070 DTE Energy Capital Expenditures ($ millions)

Approach to Utility Funding Needs Our utilities (Detroit Edison and MichCon) target funding their base capital expenditures plus their portion of the corporate dividend Detroit Edison will also invest in both a significant SAP implementation and required environmental infrastructure over the next four years Detroit Edison and MichCon cash flows expected to improve over the 2005-2008 time period, but we expect utility free cash flow to be negative in 2005, with improvement in 2006 Timing of MichCon rate case Detroit Edison residential rate cap Investments in SAP implementation and environmental infrastructure Utility investments and capital requirements will be funded with a combination of debt and equity, consistent with MPSC capital structure mandates and our targets Some non-utility cash will be used to invest equity into Detroit Edison to maintain its balance sheet metrics

In 2005 There Will Be Substantial Cash Available for Redeployment DTE Energy Cash Available for Redeployment ($ millions)

2005 Cash Available for Redeployment $450-500 2005 Cash Available for Redeployment 2005 Parent Debt Retirement Target 2005 Cash Available for Investment or Stock Buyback $200 $250-300 DTE Energy Cash Available for Redeployment ($ millions)

Outline Financial Objectives & Overview 2004 Earnings Guidance 2005 Earnings Guidance 2006 Outlook Summary

Key Drivers Beyond 2005 Detroit Edison Full realization of rate relief as residential rate caps roll off Benefits to Detroit Edison from rate deskewing case Regulatory treatment of retiree health care (OPEB) and bad debt expense MichCon Full year benefit of final rate order Potential of OPEB expense tracker Non-Utility Continued growth at non-utility businesses as we redeploy capital Holding Company Debt paydown and possible stock repurchase

Credit Profile Significantly Improves * Excludes securitization debt, MichCon short-term debt and quasi-equity instruments 2002 2003 2004E 2005E 2006E Non-Regulated 55 49 48 47 45 1 2 DTE Energy Leverage* 55% 49% 48% 47-48% 2002 2003 2004E 2005E 2006E Non-Regulated 16 15 20 23 27 2 2 DTE Energy FFO/Debt* 20% 23-25% 27-29% 15% 16% 45-47% Our targets for credit metrics will be met by 2006/2007 Metrics driven by utility rate case and strong non-utility cash flows We will pursue a credit upgrade with S&P and removal of negative outlook with Moody's Target Target

Outline Financial Objectives & Overview 2004 Earnings Guidance 2005 Earnings Guidance 2006 Outlook Summary

DTE Is Well-Positioned to Continue Meeting Its Financial Objectives We will remain disciplined and continue to focus on value creation The utilities are moving toward their authorized ROEs We have significant flexibility. After debt paydown at the parent, we will drive value creation through our redeployment process In the meantime, the dividend will be maintained at $2.06 per share We remain focused on cash, and our credit metrics get strong fairly quickly We will continue to strive for transparency with you on all fronts

Questions and Answers

Appendix

Leverage Calculation

Debt Maturity Schedule

Liquidity Schedule

Sources and Uses of Cash Schedule

DTE Energy, Detroit Edison and MichCon Credit Ratings

Higher Synfuel Production Levels Will Drive Higher Operating Earnings and Cash Flow 2004 2005 200 215 10 10 $200-210 $215-225 2004E 2005E 2004 2005 15 18 1 1 Production (millions of tons) 15-16 18-19 2004E 2005E 2004 2005 190 420 Cash Generated ($ millions) 2004E 2005E $190 $420 Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix

Accounting Treatment of Non-Utility Gas Storage ILLUSTRATIVE Gas price for delivery month ($/Mcf) Book value of inventory ($/Mcf) Value of $5 hedge ($ /Mcf) Reported Income 5 6 4 0 1 -1 1 1 -1 Time 1 Time 2 Time 3 Buy 1 Mcf gas at $4, sell it forward at $5 and lock-in future profit of $1 At time 0, value of hedges is 0, reported net income is 0 At Settlement: Locked-in margin of $1 is realized Unrealized gains / losses in value of hedges should net to 0 4 1 Time 0: 1 Hedges required to be marked to market and move opposite to gas prices; change in value of hedges reflected in income statement Inventory accounted for at average cost At settlement, locked in margin of $1 is realized, but there is interim earnings volatility Gas prices have exhibited significant price volatility 4

Reconciliation - 2002 Actuals (in millions, except per share amounts) Diluted Earnings Per Share Net Income 2002 Actuals DTE Energy Consolidated DTE Energy Consolidated Regulated Electric Regulated Gas Non- Regulated Operating Earnings $3.55 $586 $352 $66 $207 Discontinued Operations International Transmission Company 0.28 46 - - - Reported Earnings $3.83 $632 $352 $66 $207 Holding Company ($39) - ($39)

Reconciliation - 2003 Actuals (in millions, except per share amounts) Diluted Earnings Per Share Net Income 2003 Actuals DTE Energy Consolidated DTE Energy Consolidated Regulated Electric Regulated Gas Non- Regulated Holding Company Operating Earnings $2.97 $500 $261 $46 $228 ($44) Unusual Items Loss on Sale of Steam Heating Business (0.08) (14) (14) Contribution to DTE Energy Foundation (0.06) (10) (10) Disallowance of Gas Costs (0.10) (17) (17) Energy Trading Activities (EITF 98- 10 flowback) 0.10 16 16 Blackout costs (0.10) (16) (16) Discontinued Operations International Transmission Company 0.40 68 68 Cumulative Effect of Accounting Change Asset Retirement Obligations (FAS 143) (0.07) (11) (11) Energy Trading Activities (EITF 98- 10 implementation (0.09) (16) (16) Reported Earnings $3.09 $521 $252 $29 $244 ($13) Regulatory Disallowances - 2004 Final Order 0.12 21 21

Reconciliation - 2004 Estimates (in millions, except per share amounts) Diluted Earnings Per Share 2004 Estimates DTE Energy Consolidated DTE Energy Consolidated Regulated Electric Regulated Gas Non- Regulated Operating Earnings $2.40-2.50 $415-435 $180-190 $10-15 $230-250 Unusual Items Adjustment for contract termination/adjustment 0.28 48 48 Stranded cost disallowance (0.12) (21) (21) SAP Implementation Accounting Treatment (0.09) (16) (13) MISO/ITC Costs (0.02) (3) (3) Discontinued Operations Impairment Loss (Southern Missouri Gas Company) (0.04) (7) (7) Reported Earnings $2.41-2.51 $416-436 $140-150 $3-8 $278-298 Net Income Holding Company ($0-5) ($0-5) (3)